BLACKROCK LONG-HORIZON EQUITY FUND
(the “Fund”)

Supplement dated November 24, 2014
to the Prospectus dated February 28, 2014

Effective immediately, the following changes are made to the Fund’s Prospectus:

The section in the Prospectus captioned “Fund Overview — Key Facts About BlackRock Long-Horizon Equity Fund — Portfolio Managers” is deleted in its entirety and replaced with the following:

	Portfolio Manager of the Fund Since
Name		Title
Gary Clarke	2014	Managing Director of BlackRock, Inc.
Teun Draaisma	2014	Managing Director of BlackRock, Inc.

The section in the Prospectus captioned “Details about the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND
The Fund is managed by a team of financial professionals. Gary Clarke and Teun Draaisma are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The second paragraph and table in the section of the Prospectus captioned “Management of the Fund —Portfolio Manager Information” is deleted in its entirety and replaced with the following:

The Fund is managed by a team of financial professionals. Gary Clarke and Teun Draaisma are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Gary Clarke	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2014	Managing Director of BlackRock, Inc. since 2014; Head of Global Thematic and Retail Investing at JP Morgan Asset Management from 2010 to 2014; Head of European Equities at Schroders from 2005 to 2010.
Teun Draaisma	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2014	Managing Director of BlackRock, Inc. since 2012; Portfolio Manager at TT International from 2010 to 2012; Strategist at Morgan Stanley from 1997 to 2010.

Shareholders should retain this Supplement for future reference.

PRO-LHE-1114SUP